Exhibit 99.1

SPECIAL MEETING OF SHAREHOLDERS OF

FIRST SOUTHERN BANCORP, INC.

May 28, 2014

$ Please detach along perforated line and mail in the envelope provided.$

¢

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL

AND “FOR” THE ADJOURNMENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			FOR	AGAINST	ABSTAIN
1.

PROPOSAL NO. 1 - TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED JANUARY 29, 2014 (“MERGER AGREEMENT”) BY AND BETWEEN THE COMPANY AND CENTERSTATE BANKS, INC. (“CENTERSTATE”) PURSUANT TO WHICH THE COMPANY WILL MERGE WITH AND INTO CENTERSTATE, WITH CENTERSTATE AS THE SURVIVING COMPANY IN THE MERGER (“MERGER PROPOSAL”).

			☐	☐	☐
			FOR	AGAINST	ABSTAIN
2.

PROPOSAL NO. 2 - TO CONSIDER AND VOTE UPON A PROPOSAL OF THE BOARD OF DIRECTORS TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER PROPOSAL (“ADJOURNMENT PROPOSAL”).

			☐	☐	☐
		3.	IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, the proxy holders will exercise their discretionary authority to vote your shares

(1) FOR the Merger Proposal and (2) FOR the Adjournment Proposal. The proxy holders will vote in their discretion on any other matter that may properly come before the Special Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

0                    ¢

FIRST SOUTHERN BANCORP, INC.

900 N. Federal Highway, Suite 300

Boca Raton, Florida 33432

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lynne Wines and Tracy Keegan, and each of them, as attorneys and proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of voting capital stock of First Southern Bancorp, Inc. (the “Company”) held of record by the undersigned as of April 11, 2014, at the Special Meeting of Shareholders of the Company to be held on May 28, 2014 at 10:00 a.m., local time, at the Renaissance Boca Raton Hotel, 2000 NW 19th Street, Boca Raton, Florida 33431, or any adjournments or postponements thereof (the “Special Meeting”). The proxies are authorized to vote all shares of the undersigned’s voting stock in accordance with the following instructions and with discretionary authority upon such other business as may properly come before the Special Meeting. I acknowledge receipt of the accompanying Notice of Special Meeting and Proxy Statement.

(Continued and to be signed on the reverse side.)

¢	14475 ¢

SPECIAL MEETING OF SHAREHOLDERS OF

FIRST SOUTHERN BANCORP, INC.

May 28, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

COMPANY NUMBER
ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL

AND “FOR” THE ADJOURNMENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			FOR	AGAINST	ABSTAIN
1.

PROPOSAL NO. 1 - TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED JANUARY 29, 2014 (“MERGER AGREEMENT”) BY AND BETWEEN THE COMPANY AND CENTERSTATE BANKS, INC. (“CENTERSTATE”) PURSUANT TO WHICH THE COMPANY WILL MERGE WITH AND INTO CENTERSTATE, WITH CENTERSTATE AS THE SURVIVING COMPANY IN THE MERGER (“MERGER PROPOSAL”).

			☐	☐	☐
			FOR	AGAINST	ABSTAIN
2.

PROPOSAL NO. 2 - TO CONSIDER AND VOTE UPON A PROPOSAL OF THE BOARD OF DIRECTORS TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER PROPOSAL (“ADJOURNMENT PROPOSAL”).

			☐	☐	☐
		3.	IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, the proxy holders will exercise their discretionary authority to vote your shares

(1) FOR the Merger Proposal and (2) FOR the Adjournment Proposal. The proxy holders will vote in their discretion on any other matter that may properly come before the Special Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢